Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of 12:01 a.m. (Eastern Time) on October 6, 2023 (the “Effective Date”), among BGC PARTNERS, INC., a Delaware corporation (the “Borrower”), the Lenders signatory hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (defined herein).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and L/C Issuer, are parties to that certain Amended and Restated Credit Agreement dated as of March 10, 2022 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, including as amended by this Agreement, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto are willing to make such amendments, in each case, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is amended to insert the following definition in the appropriate alphabetical order:

“Existing Senior Notes” means, collectively, those certain 3.750% Senior Notes due 2024, those certain 4.375% Senior Notes due 2025, and those certain 8.000% Senior Notes due 2028, in each case, issued by BGC Partners, Inc.

(b) Section 7.03 of the Credit Agreement is amended to (i) delete “and” at the end of clause (i) thereof, (ii) replace “.” with “; and” at the end of clause (j) thereof, and (iii) insert a new clause (k) in the appropriate alphabetical order to read as follows:

(k) following consummation of the Assumption, any of the Existing Senior Notes which remain outstanding and are not expressly assumed by the Successor Holdco.

2. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) It has taken all necessary corporate or other organization action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any Guarantor of this Agreement or any other Loan Document other than those that have already been obtained and are in full force and effect.

(d) After giving effect to this Agreement, the representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they are true and correct in all respects) on and as of the Effective Date, except to the extent that such representation and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties qualified by materiality or Material Adverse Effect, in which case they were true and correct in all respects) as of such earlier date.

(e) After giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) Except as specifically provided in this Agreement, the Obligations are not reduced or modified by this Agreement and are not subject to any offsets, defenses or counterclaims.

3. Effective Date Conditions. This Agreement shall become effective on the Effective Date upon receipt by the Administrative Agent of a copy of this Agreement duly executed by the Borrower, the Required Lenders and the Administrative Agent.

4. Payment of Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent (which may be paid directly to such counsel if requested by the Administrative Agent).

5. Miscellaneous.

(a) Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by all terms of this Agreement. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

(b) Loan Document; Entirety; Further Assurances. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement. This Agreement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Agreement.

(c) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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(d) Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) GOVERNING LAW; Submission to Jurisdiction; Waiver of Jury Trial; Etc. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The submission to jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	BGC PARTNERS, INC., a Delaware corporation

	By:	/s/ Jason W. Hauf
	Name:	Jason W. Hauf
	Title:	Chief Financial Officer and Executive Vice President of BGC Partners, Inc.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Sherman Wong
	Name:	Sherman Wong
	Title:	Director

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Sherman Wong
	Name:	Sherman Wong
	Title:	Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph DiLeo
Name:	Joseph DiLeo
Title:	Duly Authorized Signatory

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Darius C. Scott
Name:	Darius C. Scott
Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Xiaoxing Huang
Name:	Xiaoxing Huang
Title:	Vice President

By:	/s/ Robert O’Brien
Name:	Robert O’Brien
Title:	Executive Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Gleason
Name:	Paul Gleason
Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Travis Lovell
Name:	Travis Lovell
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nick Brokke
Name:	Nick Brokke
Title:	Director

SANTANDER BANK, N.A., as a Lender

By:	/s/ Eduard Casajuana
Name:	Eduard Casajuana
Title:	Director

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Daniel R. Raynor
Name:	Daniel R. Raynor
Title:	Senior Vice President

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Adam Tarr
Name:	Adam Tarr
Title:	Managing Director

UMB BANK, N.A., as a Lender

By:	/s/ Cory Miller
Name:	Cory Miller
Title:	Senior Vice President